Exhibit 32.1

            CERTIFICATION OF CHIEF FINANCIAL OFFICER

               PURSUANT TO 18 U.S.C. SECTION 1350

         (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Robert E. Williams (principal financial and accounting officer) of JR Bassett Optical, Inc. (the "Registrant"), certify to the best of my knowledge, based upon a review of the Annual Report on Form 10KSB for the fiscal year ended December 31, 2004 (the "Report") of the Registrant, that:

  (1)  The Report fully complies with the requirements of section
       13(a) of the Securities Exchange Act of 1934, as amended; and

  (2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


July 21, 2005
                                   By: /s/ Robert E. Williams
                                      -----------------------------
                                      Robert E. Williams, President
                                      Chief Executive Officer